Exhibit B
MANAGEMENT SERVICES AGREEMENT
     THIS MANAGEMENT SERVICES AGREEMENT (this “Agreement”) is made and entered into as of this 26th day of March, 2007 by and between (i) Tide Acquisition Corporation, a Delaware corporation, or its designee (“Manager”), and (ii) Trinsic, Inc. (“ParentCo”), a Delaware corporation, Trinsic Communications, Inc., a Delaware corporation, Touch 1 Communications, Inc., an Alabama corporation, Z-Tel Consumer Services, LLC, an Alabama limited liability company (“Z-Tel Consumer”), and Z-Tel Network Services, Inc., a Delaware corporation (“Z-Tel Network”), Z-Tel Consumer Services, LLC, an Alabama limited liability company (“Z-Tel Consumer”), direcCONNECT, Inc., an Alabama corporation (“direcCONNECT”), direcTEL, an Alabama corporation (“direcTEL”), Trinsic Communications of Virginia, a Virginia corporation (“Trinsic Virginia”), Z-Tel Inc., a Nevada corporation (“Z-Tel”), Z-Tel Business Networks, Inc., a Delaware corporation (“Z-Tel Business”), Z-Tel Holdings, Inc., a Florida corporation (“Z-Tel Holdings”), and Z-Tel Investments, Inc., a Delaware corporation (“Z-Tel Investments”) (each a “Seller”, and collectively “Sellers”). Sellers and Manager are referred to individually in this Agreement as a “Party” and, collectively, as the “Parties.”
W I T N E S S E T H:
     WHEREAS, Sellers and Manager have entered into an Asset Purchase Agreement dated as of March 26, 2007 (the “Asset Purchase Agreement”), and an Addendum No. 1 to Asset Purchase Agreement dated as of March 26, 2007 (the “Addendum”), whereby Manager has agreed to purchase the Purchased Assets and assume the Assumed Liabilities from Sellers; and
     WHEREAS, Sellers and Manager desire to enter into this Agreement for the purpose of establishing the terms under which Manager will, in a manner consistent with applicable federal, state and local Laws and, at the direction and control (de jure and de facto) of Sellers, manage the Business, including the Purchased Assets, pending consummation of the Final Closing under the Asset Purchase Agreement.
     NOW, THEREFORE, in consideration of the above recitals and mutual promises and other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:
1. Definitions; Conflicts. Any capitalized term used herein and not otherwise defined herein shall have the meaning assigned to such term in the Asset Purchase Agreement or the Addendum. In the event of any conflict between the terms of this Agreement and the Asset Purchase Agreement, the provisions of the Asset Purchase Agreement, as amended by the Addendum, shall control.
2. Appointment. On the terms set forth herein, Sellers hereby engage Manager as their sole and exclusive manager of the Business, and Manager hereby accepts such sole and exclusive engagement.

3. Duties and Authority of Manager.
     (a) Subject to the provisions of Section 4 hereof, during the Term, Manager shall have power, authority, duty and responsibility to conduct and manage the Business in the ordinary course of business, which scope shall be limited to the following:
(i)	negotiating and entering into agreements, leases, contracts, documents and other instruments in the ordinary course of business, subject to ParentCo’s prior written consent;

(ii)	designating tasks to be performed by Sellers’ employees and instructing and overseeing Sellers’ employees in the manner, means and method of accomplishing such tasks; provided, however, that nothing contained herein or any action taken by Manager pursuant to this Agreement shall be deemed to constitute Manager as the employer of any such employees of Sellers;

(iii)	planning and completing preparatory tasks for the transition, integration and migration of the Business into Manager’s ongoing operations, and managing Sellers’ employees with respect to same, on or before the Final Closing Date;

(iv)	meeting and otherwise interfacing with customers of the Business, including, without limitation, relating to the granting of credits or other concessions, pricing of services and customer care issues for such customers, subject, in each case, to ParentCo’s prior consent;

(v)	evaluating the Contracts set forth on Schedule 6 of the Asset Purchase Agreement to determine whether such Contracts will be Assigned Contracts, provided that until such time that Manager provides written notice to Sellers of its intention to assume such Contracts as Assigned Contracts or not to assume such Contracts, Manager makes any payments required under such Contracts, excluding any Cure Costs (other than those expressly assumed by Manager pursuant to Section 2.7(b) of the Asset Purchase Agreement or required by the terms of the Addendum); and

(vi)	such other duties as may be otherwise agreed to by Manager and Sellers.
     (b) Manager will promptly advise Sellers of any material information that Manager obtains in connection with the exercise by Manager of its authority and performance of its duties hereunder, to the extent that Sellers and their respective employees (to the knowledge of Manager) are not otherwise aware of such information, which information is reasonably necessary for Sellers or any of their respective Affiliates to comply with any requirements under applicable law or under any Contract to which Sellers or their Affiliates are a party.
     (c) It is expressly understood by Sellers and Manager that nothing contained in this Agreement is intended to give Manager: (i) any right which would constitute a transfer of de jure or de facto “control” (as defined under applicable Law) by Sellers of any of the Purchased

Assets; or (ii) any right not expressly granted herein. The services provided by Manager hereunder are not intended to materially diminish or restrict Sellers’ compliance with their obligations under applicable Law or before the Federal Communications Commission (the “FCC”) or any applicable state regulatory authority of competent jurisdiction and this Agreement shall not be construed to materially diminish or interfere with Sellers’ obligation or ability to comply with the rules, regulations or directives of any Governmental Body with respect to any of the Purchased Assets.
     (d) Sellers hereby represent that Horace J. Davis, III has the authority to bind, and execute documents and act on behalf of, Sellers with respect to the Business, so long as Horace J. Davis, III continues to perform in conformity with the employee policies of Sellers and their Affiliates, including those pertaining to the review and execution of Contracts and other documents, except that such authority does not extend to determining the duties of Manager or making credit or pricing determinations with respect to customers of the Business. In the absence of any termination of the Asset Purchase Agreement by Sellers pursuant to Section 11.1(d) thereof, Sellers shall not remove such authority from Horace J. Davis, III, unless Sellers transfer such authority to a person who is reasonably acceptable to Manager, but such authority does extend to the decision making responsibility for when certain tasks and functions are transitioned to Manager.
4. Duties and Authority of Sellers. During the Term, in addition to duties not contemplated by Section 3, but subject otherwise to the provisions of the Asset Purchase Agreement, but in all cases subject to Section 6 hereof, Sellers shall perform the following actions with respect to the ongoing operations of the Business or such other actions as reasonably requested by Manager, including, but not limited to:
     (a) Sellers shall retain ultimate responsibility for the determination and carrying out of policy decisions of the Business;
     (b) Sellers shall retain responsibility for all decisions relating to the hiring and dismissal of Business employees;
     (c) Sellers shall retain responsibility for disciplining, replacement and termination of employment of Sellers’ employees;
     (d) Reward, promote, reassign, evaluate and determine the wages, hours, terms and conditions of employment of Sellers’ employees; provided that Sellers shall not, without first consulting with Manager, take any actions with respect to the Sellers’ employees that might be disruptive to the Business or increase the compensation or benefits provided to the Sellers’ employees;
     (e) Resolve and decide employee grievances and disputes;
     (f) Sellers shall retain sole responsibility for payment of financial obligations, including expenses arising out of the operation of the Business (subject to the Operations Payments under Section 6 hereof), except with regard to assets and liabilities transferred to Purchaser at the Initial Closing and, if transferred prior to the Final Closing, the Owned Real

Property (upon the occurrence of which applicable transfer, the subject financial responsibility shall become that of Purchaser);
     (g) Sellers shall retain ultimate responsibility for compliance with the Laws of any Governmental Authority applicable to the Business, until such time as the affected portion of the Business is transferred to Purchaser at the applicable Closing pursuant to the Asset Purchase Agreement;
     (h) [intentionally omitted];
     (i) Sellers shall use their commercially reasonable efforts to assist Manager in completing, and implementing the results of, the tasks set forth in Section 3(a)(iii);
     (j) Sellers shall have access to all of the assets used in the Business but shall provide Manager with reasonable access to all of such assets, including, without limitation, premises, equipment and systems, subject to (i) any rules that the landlord or licensor may impose relating to same and (ii) Sellers’ then-current security policies and procedures; provided that Sellers shall use commercially reasonable efforts to provide a solution to such restrictions in order to provide such reasonable access to Manager;
     (k) [intentionally omitted]
     (l) Sellers shall immediately notify Manager of, and provide copies of, any and all material notices, complaints, inquiries, actions, proceedings, suits or other correspondence received by Sellers from any Governmental Authority (including, without limitation, any complaints of any customer of the Business made to a Governmental Authority); and
     (m) Sellers shall consider in good faith and acting reasonably all recommendations made by Manager with respect to the operation of the Business and, if Sellers concur with such recommendations, shall implement same in good faith.
In the event of a conflict between the provisions of Section 3 and Section 4 hereof, the provisions of Section 4 shall control.
5. Term. The term of this Agreement (the “Term”) shall commence on the date hereof and shall automatically terminate upon the occurrence of the earliest of the following events: (i) the consummation of the transfer and sale contemplated by the Asset Purchase Agreement on the Final Closing Date pursuant to the Asset Purchase Agreement; (ii) the Asset Purchase Agreement is validly terminated pursuant to Section 11.1 thereof; (iii) any Governmental Authority issues a final Order prohibiting the consummation of any of the Closings under the Asset Purchase Agreement or prohibiting Manager from exercising its duties and authority under this Agreement (but only to the extent of any such prohibition(s) upon consummation or performance); or (iv) the mutual written agreement of the Parties.
6. Operations Payments.
     (a) As consideration for Manager providing Sellers the services described herein, Sellers agree to pay to Manager on a weekly basis the difference between (i) all cash received from the operation of the Business (the “Operating Revenues”) for such week (excluding Excluded Assets) less (ii) all liabilities and expenses paid with respect to the operation of the Purchased Assets, including the direct costs required to be paid under the Assigned Contracts and the salaries and benefits (but no severance or other benefits incurred in connection with the separation from employment with any Seller) paid to the employees of Sellers responsible for operating the Purchased Assets in accordance with this Agreement (the “Operating Expenses”) for such week. In the event that the Operating Expenses for any week are greater than the Operating Revenues for such week, then Manager shall pay the difference between such amounts to Sellers. The amount to be paid pursuant to this Section 6(a) shall be the “Operations Payment.” In any event, to the extent the Operating Expenses are greater than the Operating Revenues for any period during the Term, Manager shall make payments to Sellers in sufficient time for Sellers to pay any Operating Expenses necessary for the continued operations of the Business through the Term, but with a minimum of two Business Days’ notice to the Manager. The parties hereto hereby agree that none of the liabilities or expenses with respect to the following shall be included in Operating Expenses: (i) the compensation and reimbursement of expenses under Bankruptcy Code Section 331; (ii) the fees payable to the Bankruptcy Administrator for the Southern District of Alabama; (iii) any wind-down and related expenses in the administration of the bankruptcy estate; or (iv) any salary and benefits to or on behalf of Sellers’ non-executive employees whom Manager notifies Sellers it does not intend to hire as employees of Manager or its designee, from and after the eleventh (11th) calendar day following the applicable notice from Manager. The liabilities and expenses described in clauses (i) through (iv) of the preceding sentence shall remain the sole responsibility of Sellers in accordance with the Asset Purchase Agreement; and any other expenses of the Business incurred after the date of this Agreement shall be deemed Operating Expenses.
     (b) Sellers or Manager, as applicable, shall pay to the other party the Operations Payment for each calendar week as soon as practicable after the end of each such calendar week, but in any event within the later of (i) five (5) days after the end of each calendar week or (ii) three (3) business days after the parties have mutually agreed upon the revenues and expenses of the Business for such week. In any event, to the extent the Operating Expenses are greater than the Operating Revenues for any period during the Term, Manager shall make payments to Sellers in sufficient time for Sellers to pay any Operating Expenses necessary for the continued operations of the Business through the Term, but with a minimum of two Business Days’ notice to the Manager.
     (c) The parties acknowledge and agree that the Operations Payment shall not be used by any party hereto or its Affiliates to satisfy any Liability or any other right of set-off, netting, offset, recoupment or similar right whatsoever that otherwise is due from one of the parties to the other under the Asset Purchase Agreement, except as otherwise permitted under the Asset Purchase Agreement.
7. Indemnification.
     (a) Subject to the other terms and conditions contained in this Agreement, each Party will indemnify, defend and hold harmless the other Party from and against any and all Liability incurred by such Party or its affiliates arising directly from (i) such Party’s performance or non-performance of its obligations under this Agreement, including, without limitation, third party claims, or (ii) the defense or disposition of any action, whether civil, administrative, investigative or criminal, with which such other Party or its Affiliates may be involved or with which such other Party or its Affiliates may be threatened to be involved, in each case directly resulting from any such Liability. The termination of any action by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent will not of itself create a presumption that indemnification is not available under this Agreement.
     (b) Section 7(a) will not be construed so as to provide for the indemnification of any Party for (i) any act or omission which constitutes willful misconduct, gross negligence or a willful breach of this Agreement by such Party and each Party will indemnify the other Party for Liability directly resulting therefrom, (ii) any Liability to the extent (but only to the extent) that such indemnification would be in violation of applicable Law or such Liability may not be waived, modified or limited under applicable Law, but will be construed so as to effectuate the provisions of Section 7(a) to the fullest extent permitted by Law, (iii) any matter for which indemnification is provided for under the Asset Purchase Agreement, and (iv) Liability resulting from any Governmental Order determining that this Agreement is in violation of applicable Law; provided that such violation was not the result of such other Party’s willful breach of the terms hereof.
     (c) The indemnification provided in this Section 7 will inure to the benefit of the successors and permitted assigns of each Party.
8. No Consequential Damages. SUBJECT TO THE TERMS OF THE ASSET PURCHASE AGREEMENT, WITHOUT LIMITING ANY EXPRESS FINANCIAL OR LIABILITY PROVISIONS PROVIDED FOR IN THIS AGREEMENT, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY INDIRECT, CONSEQUENTIAL, EXEMPLARY, SPECIAL, INCIDENTAL OR PUNITIVE DAMAGES (INCLUDING WITHOUT LIMITATION, LOSS OF BUSINESS, REVENUE, PROFITS, OR GOODWILL) ARISING IN CONNECTION WITH THIS AGREEMENT OR THE PROVISION OF SERVICES HEREUNDER (INCLUDING ANY SERVICE IMPLEMENTATION DELAYS AND/OR FAILURES OR INTERRUPTION IN SERVICE), UNDER ANY THEORY OF TORT, CONTRACT, WARRANTY, STRICT LIABILITY OR NEGLIGENCE, EVEN IF THE PARTY HAS BEEN ADVISED, KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES, EXCEPT TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF, OR WILLFUL AND MATERIAL BREACH BY, ANY PARTY.
9. Limitation on Liability for Losses. Subject to Manager’s obligations to make Operations Payments pursuant to Section 6, Sellers expressly agree that Manager will have no Liability to Sellers or any third party based on the operations of the Business or the management thereof by Manager, including, without limitation, for: (i) Liability incurred by Sellers in connection with the Business or its operations or (ii) the failure of the Business to achieve certain or any profitability levels.
10. Non-Recourse. Except as otherwise contemplated by the Asset Purchase Agreement, no past, present or future director, officer, employee, incorporator, member, partner, stockholder, Affiliate (unless such affiliate is performing such obligation or incurring such liability on behalf of Sellers or Manager, as applicable), agent, attorney or representative of Sellers or Manager or their respective Affiliates shall have any liability for any obligations or liabilities of Sellers or Manager, as applicable, under this Agreement or for any claim based on, in respect of, or by reason of, the matters contemplated hereby.
11. Survival. The right to bring a claim hereunder shall expire upon the termination of this Agreement pursuant to the terms of Section 5, except with respect to any claim made by such Party in a writing (stating in reasonable detail the basis for such claim) received by the other Party prior to such termination.
12. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without prior written consent of the other parties (which shall not be unreasonably withheld or delayed); except (i) that Manager may assign any of its rights (but not its duties) hereunder to one or more of its Affiliates or Subsidiaries of Manager (whether wholly owned or otherwise) and in whole or in part to any successor in interest to any Person acquiring all or any portion of the Business or the Purchased Assets; and (ii) as otherwise provided in this Agreement. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns, and no other person shall have any right, benefit or obligation under this Agreement as a third party beneficiary or otherwise.
13. Notices. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given (a) when received if personally delivered, (b) when transmitted if transmitted by telecopy, electronic or digital transmission with confirmation of delivery and a follow-up hard copy, (c) the day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service and (d) upon receipt, if sent by certified or registered mail, return receipt requested. In each case any such notice, request, demand or other communication shall be sent to Sellers and Manager in accordance with Section 12.8 of the Asset Purchase Agreement (with Manager .in its capacity as “Purchaser” thereunder) or to such other place and with such other copies as either party may designate as to itself by written notice to the other.
14. Force Majeure. Subject to the terms of the Asset Purchase Agreement, the Parties shall not be responsible for any delay or failure to perform their duties and obligations hereunder when such delay or failure shall be due to acts of God or events beyond the reasonable control of the Parties, including, without limitation, fire not caused by such Party’s acts or omissions, storm, earthquake, the enactment of any Law not in effect as of the date hereof, acts of public enemy, war, terrorism, rebellion, insurrection, riot, invasion, strike or lockout (other than such labor disputes involving such Party). The Parties shall promptly notify each other of the existence or threatened existence of any such acts of God or event so as to permit the Parties to take any steps they may reasonably deem advisable under the circumstances, and the Parties agree to use their reasonable commercial efforts to minimize the extent and the impact of their inability to perform properly and shall resume performance promptly upon the removal or termination of such causes.

15. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED, INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ALABAMA (WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS OF ALABAMA LAW).
16. Entire Agreement; Amendments and Waivers. This Agreement together with the Asset Purchase Agreement, including all Exhibits and Schedules thereto, constitute the entire agreement among the Parties pertaining to the subject matter hereof and thereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties hereto. No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the Party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.
17. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument, binding upon the parties hereto. A facsimile signature page shall be deemed an original, unless an original is required by applicable law.
18. Expenses. Except as otherwise specified in this Agreement, each Party shall pay its own legal, accounting, out-of-pocket and other expenses in connection with, arising out of or incident to this Agreement and the transactions contemplated hereby, including, without limitation, any action taken by such Party in preparation for carrying this Agreement into effect.
19. Severability. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.
20. Titles; Gender; Certain Interpretive Matters. The titles, captions or headings of the Sections herein, and, the use of a particular gender, are for convenience of reference only and are not intended to be a part of or to affect or restrict the meaning or interpretation of this Agreement. Any of such terms, unless the context otherwise requires, may be used in the singular or plural, depending upon the reference. All references in this Agreement to Dollars or “$” shall mean U.S. Dollars. Except as otherwise provided or if the context otherwise requires, whenever used in this Agreement, (a) the terms “include” and “including” shall be deemed to be followed by the phrase “without limitation,” (b) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision, (c) any definition of or reference to any Law, agreement, instrument or other document herein will be construed as referring to such Law, agreement, instrument or other document as from time to time amended, supplemented or otherwise modified and (d) any definition of or reference to any statute will be construed as referring also to any rules and regulations promulgated thereunder.

21. Construction. This Agreement has been negotiated by the Parties hereto and their respective legal counsel and legal or equitable principles that might require the construction of this Agreement or any provision of this Agreement against the Party drafting this Agreement shall not apply in any construction or interpretation of this Agreement.
22. No Partnership or Joint Venture Created. Nothing in this Agreement shall be construed or interpreted to make Manager and Sellers partners or joint venturers, or to make one an agent or representative of the other, or to afford any rights to any third party other than as expressly provided herein. Neither Manager nor any of the Sellers is authorized to bind the other to any contract, agreement or understanding. Manager is an independent contractor in the performance of the services contemplated hereunder and shall determine the method, details and means of performing such services.
[Signature page to follow]

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the day and year first written above.

MANAGER:

TIDE ACQUISITION CORPORATION

By:

Name:

Its:

SELLERS:

TRINSIC, INC.

By:

Name:

Its:

TRINSIC COMMUNICATIONS, INC.

By:

Name:

Its:

TOUCH 1 COMMUNICATIONS, INC.

By:

Name:

Its:

Z-TEL NETWORK SERVICES, INC.

By:

Name:

Its:

Z-TEL CONSUMER SERVICES, LLC.

By:

Name:

Its:

DIRECCONNECT, INC.

By:

Name:

Its:

DIRECTEL, INC.

By:

Name:

Its:

TRINSIC COMMUNICATIONS OF VIRGINIA, INC.

By:

Name:

Its:

Z-TEL, INC.

By:

Name:

Its:

Z-TEL HOLDINGS, INC.

By:

Name:

Its:

Z-TEL INVESTMENTS, INC.

By:

Name:

Its: